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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 14, 2003

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16445 (Commission File Number)	52-2314475 (I.R.S. Employer Identification No.)
400 Collins Road NE, Cedar Rapids, Iowa (Address of principal executive offices)		52498 (Zip Code)
Registrant's telephone number, including area code: (319) 295-1000

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

        Registrant's press release dated January 14, 2003, regarding Rockwell Collins first quarter results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

99.1
Press release of Registrant dated January 14, 2003.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC. (Registrant)
	By	/s/ GARY R. CHADICK Gary R. Chadick Senior Vice President, General Counsel and Secretary
Dated: January 15, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Registrant dated January 14, 2003.

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INFORMATION TO BE INCLUDED IN THE REPORT
  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signature
EXHIBIT INDEX